Exhibit 10.2

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT, dated as of May 5, 2017 (this “Amendment”), is entered into by and among the following parties:
(i)    OWENS CORNING SALES, LLC, a Delaware limited liability company (the “Originator”); and
(ii)    OWENS CORNING RECEIVABLES LLC, a Delaware limited liability company (the “Company”).
R E C I T A L S
A.Each of the parties hereto is a party to that certain Purchase and Sale Agreement, dated as of March 31, 2011 (as amended, supplemented or otherwise modified prior to the date hereof, the “Agreement”).

B.Concurrently herewith, the Company, the Administrator and Bank of America, N.A. are entering into that certain Amendment No. 4 to Deposit Account Control Agreement, dated as of the date hereof (the “DACA Amendment”).

C.Concurrently herewith, the Company, as Seller, the Originator, as initial Servicer, the various Purchasers and Purchaser Agents party thereto, PNC Bank, National Association, as Administrator, and PNC Capital Markets LLC, as Structuring Agent, are entering into that certain Second Amended and Restated Receivables Purchase Agreement, dated as of the date hereof (the “Receivables Purchase Agreement”).

D.The parties hereto desire to amend the Agreement as hereafter set forth.

NOW THEREFORE, in consideration of the premises and other material covenants contained herein, the parties hereto agree as follows:
SECTION 1.Certain Defined Terms. Capitalized terms which are used but not defined herein shall have the same meanings set forth in (or by reference in) the Agreement.

SECTION 2.Amendment to the Agreement. The Preliminary Statement to the Agreement is hereby replaced in its entirety with the following:

“Unless otherwise indicated herein, capitalized terms used and not otherwise defined in this Agreement are defined in Exhibit I to the Second Amended and Restated Receivables Purchase Agreement, dated as of May 5, 2017 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”), among the Company, as Seller, the Originator, as initial Servicer (in such capacity, the “Servicer”), the various Purchasers and Purchaser Agents, from time to time party thereto, PNC Bank, National Association, as Administrator, and PNC Capital Markets LLC, as Structuring Agent.”
SECTION 3.Consent. Each of the parties hereto hereby agrees and consents to the execution and performance of the DACA Amendment and each of the respective provisions thereof.

SECTION 4.Effect of Amendment; Ratification. All provisions of the Agreement, as amended by this Amendment, remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement, and each reference in each of the other Transaction Documents to “the Purchase and Sale Agreement”, “thereunder”, “thereof” or words of similar effect referring to the Agreement, shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as expressly set forth herein. The Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

SECTION 5.Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof (i) concurrently with the effectiveness of the Receivables Purchase Agreement and (ii) upon the Administrative Agent’s receipt of duly executed counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto.

SECTION 6.Representations and Warranties. The Originator hereby represents and warrants to the Company, the Administrator, each Purchaser Agent and each Purchaser as follows:

(a)Representations and Warranties. Each of the representations and warranties made by it under the Agreement and each of the Transaction Documents to which it is a party are true and correct in all material respects as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(b)Enforceability. The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its organizational powers and have been duly authorized by all necessary organizational action on its parts. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its respective terms.

(c)No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Termination Event, Unmatured Termination Event or Servicer Default exists or shall exist.

(d)Further Assurances. Such Person agrees to provide (or to cause to be provided) to the Administrator a copy of all agreements, documents, certificates and instruments, if any, relating to the subject matter of this Amendment, as the Administrator may reasonably request.

SECTION 7.Miscellaneous.

(a)Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an original executed counterpart hereof.

(b)Section Headings. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c)Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

(d)Transaction Document. This Amendment shall constitute a Transaction Document.

(e)GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

(f)JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
OWENS CORNING SALES, LLC,
as Originator

By:      /s/ Brad Lazorka
Name: Brad Lazorka
Title: Treasurer

OWENS CORNING RECEIVABLES LLC,
as Company

By:      /s/ Brad Lazorka
Name: Brad Lazorka
Title: Assistant Treasurer

CONSENTED TO BY:

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:      /s/ Michael Brown
Name:     Michel Brown
Title:     Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Purchaser Agent

By:      /s/ Michael Brown
Name:     Michel Brown
Title:     Senior Vice President

THE BANK OF NOVA SCOTIA,
as a Purchaser Agent

By: /s/ Paula J. Czach
Name:    Paula J. Czach
Title: Managing Director

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK,
as a Purchaser Agent

By:    /s/ Kostantina Kourmpetis
Name:    Kostantina Kourmpetis
Title:    Managing Director

By:    /s/ Sam Pilcer
Name:    Sam Pilcer
Title:    Managing Director